UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21484
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos Sr., President
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2009
DATE OF REPORTING PERIOD: January 31, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS JANUARY 31, 2009 (UNAUDITED)

Calamos Strategic Total Return Fund

 SCHEDULE OF INVESTMENTS JANUARY 31, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (42.4%)
		Consumer Discretionary (10.0%)
4,874,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	$2,315,150
1,950,000		D.R. Horton, Inc. 9.750%, 09/15/10	1,833,000
8,042,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	8,122,420
15,109,000		DISH Network Corp. 7.125%, 02/01/16	13,975,825
20,471,000		Expedia, Inc.- 7.456%, 08/15/18	16,683,865
14,622,000		General Motors Corp. 7.200%, 01/15/11	3,034,065
16,572,000		Hanesbrands, Inc.‡ 5.698%, 12/15/14	12,180,420
4,094,000		Jarden Corp. 7.500%, 05/01/17	2,968,150
3,161,000		Kellwood Company 7.625%, 10/15/17	237,075
4,874,000		Liberty Media Corp. 8.250%, 02/01/30	2,405,519
6,336,000		Mandalay Resort Group 7.625%, 07/15/13	2,027,520
4,762,000		MGM Mirage 7.500%, 06/01/16	2,595,290
7,798,000		Pulte Homes, Inc. 8.125%, 03/01/11	7,369,110
		Royal Caribbean Cruises, Ltd.
12,672,000		7.500%, 10/15/27	6,272,640
3,899,000		7.250%, 06/15/16	2,105,460
18,521,000		Service Corp. International 6.750%, 04/01/16	16,715,203
6,336,000		Toll Brothers, Inc. 8.250%, 12/01/11	6,145,920
2,437,000	GBP	Warner Music Corp. 8.125%, 04/15/14	1,783,508

			108,770,140

		Consumer Staples (4.0%)
11,454,000		Chiquita Brands International, Inc. 7.500%, 11/01/14	9,105,930
11,210,000		Del Monte Foods Company 8.625%, 12/15/12	11,434,200
10,723,000		NBTY, Inc. 7.125%, 10/01/15	8,551,593
		Pilgrim’s Pride Corp. (in default)**
11,698,000		8.375%, 05/01/17	1,579,230
5,849,000		7.625%, 05/01/15	2,310,355
14,622,000		Smithfield Foods, Inc. 7.750%, 07/01/17	9,979,515

			42,960,823

		Energy (5.1%)
6,336,000		Arch Western Finance, LLC 6.750%, 07/01/13	6,035,040
		Chesapeake Energy Corp.
6,824,000		6.875%, 01/15/16	5,885,700
3,899,000		7.500%, 06/15/14	3,548,090
1,950,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	1,608,750
2,924,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	2,295,340
6,824,000		Mariner Energy, Inc. 8.000%, 05/15/17	4,401,480
4,874,000		Petrohawk Energy Corp. 7.125%, 04/01/12	4,264,750
4,874,000		Superior Energy Services, Inc. 6.875%, 06/01/14	3,947,940
1,950,000		Valero Energy Corp. 7.500%, 06/15/15	1,844,376
6,317,000		Whiting Petroleum Corp. 7.250%, 05/01/12	5,401,035
19,496,000		Williams Companies, Inc. 7.750%, 06/15/31	16,220,126

			55,452,627

		Financials (6.3%)
41,917,000		Ford Motor Credit Company, LLC 9.875%, 08/10/11	31,856,920
		Leucadia National Corp.
16,221,000		8.125%, 09/15/15	13,220,115
10,723,000		7.000%, 08/15/13	9,060,935
17,547,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	4,913,160
10,235,000		Senior Housing Properties Trust~ 8.625%, 01/15/12	9,057,975

			68,109,105

		Health Care (3.0%)
4,874,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	4,459,710
12,672,000		Community Health Systems, Inc. 8.875%, 07/15/15	12,260,160
2,145,000		DaVita, Inc. 7.250%, 03/15/15	2,080,650
4,874,000		HCA, Inc. 9.125%, 11/15/14	4,691,225
10,723,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	8,846,475

			32,338,220

		Industrials (2.7%)
2,924,000		BE Aerospace, Inc. 8.500%, 07/01/18	2,755,870
2,193,000		Belden, Inc. 7.000%, 03/15/17	1,677,645

See accompanying Notes to Schedule of Investments

Calamos Strategic Total Return Fund
 SCHEDULE OF INVESTMENTS JANUARY 31, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

975,000	FTI Consulting, Inc. 7.625%, 06/15/13	$945,750
4,874,000	Gardner Denver, Inc. 8.000%, 05/01/13	4,319,583
4,416,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	2,649,600
3,373,000	SPX Corp.* 7.625%, 12/15/14	3,107,376
1,950,000	Terex Corp. 8.000%, 11/15/17	1,628,250
5,605,000	Trinity Industries, Inc. 6.500%, 03/15/14	4,736,225
4,874,000	Wesco Distribution, Inc. 7.500%, 10/15/17	3,436,170
4,874,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	4,435,340

		29,691,809

	Information Technology (3.7%)
11,964,000	Advanced Micro Devices, Inc. 7.750%, 11/01/12	3,978,030
	Amkor Technology, Inc.
15,597,000	9.250%, 06/01/16	8,734,320
1,111,000	7.750%, 05/15/13	648,546
8,286,000	Celestica, Inc. 7.875%, 07/01/11	7,871,700
6,336,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	1,425,600
3,899,000	Jabil Circuit, Inc. 8.250%, 03/15/18	3,002,230
7,097,000	Lender Processing Services, Inc. 8.125%, 07/01/16	6,777,635
9,651,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	8,106,840

		40,544,901

	Materials (2.1%)
2,924,000	Century Aluminum Company 7.500%, 08/15/14	1,652,060
2,924,000	P.H. Glatfelter Company 7.125%, 05/01/16	2,478,090
	Union Carbide Corp.
10,674,000	7.875%, 04/01/23	8,474,878
8,432,000	7.500%, 06/01/25	6,313,764
7,165,000	Westlake Chemical Corp. 6.625%, 01/15/16	3,833,275

		22,752,067

	Telecommunication Services (4.6%)
17,254,000	Frontier Communications Corp. 9.000%, 08/15/31	12,940,500
17,547,000	Leap Wireless International, Inc. 9.375%, 11/01/14	16,055,505
14,164,000	Qwest Communications International, Inc. 7.750%, 02/15/31	9,843,980
4,874,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	2,765,995
8,773,000	Windstream Corp. 8.625%, 08/01/16	8,685,270

		50,291,250

	Utilities (0.9%)
13,647,000	Energy Future Holdings Corp. 10.500%, 11/01/15	10,167,015

	TOTAL CORPORATE BONDS (Cost $636,041,736)	461,077,957

CONVERTIBLE BONDS (16.5%)
	Consumer Discretionary (2.9%)
40,000,000	Ford Motor Company≠ 4.250%, 12/15/36	9,400,000
7,000,000	General Motors Corp. - Class C 6.250%, 07/15/33	868,000
	Interpublic Group of Companies, Inc.
12,000,000	4.750%, 03/15/23≠	7,005,000
1,000,000	4.250%, 03/15/23	631,250
5,680,000	Liberty Media Corp. (Viacom, CBS Corp. - Class B)Δ 3.250%, 03/15/31	1,980,900
15,000,000	Liberty Media Corp. (Time Warner, Inc.)≠Δ 3.125%, 03/30/23	11,643,750

		31,528,900

	Energy (0.6%)
8,290,000	St. Mary Land & Exploration Company 3.500%, 04/01/27	6,186,413

	Financials (1.9%)
14,000,000	Affiliated Managers Group, Inc.*~ 3.950%, 08/15/38	9,712,500
11,970,000	Health Care REIT, Inc.~ 4.750%, 07/15/27	11,147,062

		20,859,562

	Health Care (2.2%)
26,000,000	Life Technologies Corp.≠ 3.250%, 06/15/25	23,660,000

	Industrials (3.3%)
25,597,000	L-3 Communications Holdings, Inc.≠ 3.000%, 08/01/35	26,876,850
18,000,000	Trinity Industries, Inc. 3.875%, 06/01/36	9,112,500

		35,989,350

	Information Technology (5.6%)
16,000,000	Euronet Worldwide, Inc.≠ 3.500%, 10/15/25	10,240,000
31,500,000	Intel Corp.~ 2.950%, 12/15/35	24,294,375

See accompanying Notes to Schedule of Investments

Calamos Strategic Total Return Fund
 SCHEDULE OF INVESTMENTS JANUARY 31, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

33,900,000		Linear Technology Corp. 3.000%, 05/01/27	$26,738,625

			61,273,000

		TOTAL CONVERTIBLE BONDS (Cost $280,974,619)	179,497,225

SYNTHETIC CONVERTIBLE SECURITIES (1.3%)
Corporate Bonds (1.1%)
		Consumer Discretionary (0.2%)
126,000		Asbury Automotive Group, Inc. 8.000%, 03/15/14	59,850
50,000		D.R. Horton, Inc. 9.750%, 09/15/10	47,000
208,000		DIRECTV Financing Company, Inc. 8.375%, 03/15/13	210,080
391,000		DISH Network Corp. 7.125%, 02/01/16	361,675
529,000		Expedia, Inc.~ 7.456%, 08/15/18	431,135
378,000		General Motors Corp. 7.200%, 01/15/11	78,435
428,000		Hanesbrands, Inc.‡ 5.698%, 12/15/14	314,580
106,000		Jarden Corp. 7.500%, 05/01/17	76,850
82,000		Kellwood Company 7.625%, 10/15/17	6,150
126,000		Liberty Media Corp. 8.250%, 02/01/30	62,186
164,000		Mandalay Resort Group 7.625%, 07/15/13	52,480
123,000		MGM Mirage 7.500%, 06/01/16	67,035
202,000		Pulte Homes, Inc. 8.125%, 03/01/11	190,890
		Royal Caribbean Cruises, Ltd.
328,000		7.500%, 10/15/27	162,360
101,000		7.250%, 06/15/16	54,540
479,000		Service Corp. International 6.750%, 04/01/16	432,298
164,000		Toll Brothers, Inc. 8.250%, 12/01/11	159,080
63,000	GBP	Warner Music Corp. 8.125%, 04/15/14	46,106

			2,812,730

		Consumer Staples (0.1%)
296,000		Chiquita Brands International, Inc. 7.500%, 11/01/14	235,320
290,000		Del Monte Foods Company 8.625%, 12/15/12	295,800
277,000		NBTY, Inc. 7.125%, 10/01/15	220,908
		Pilgrim’s Pride Corp. (in default)**
302,000		8.375%, 05/01/17	40,770
151,000		7.625%, 05/01/15	59,645
378,000		Smithfield Foods, Inc. 7.750%, 07/01/17	257,985

			1,110,428

		Energy (0.1%)
164,000		Arch Western Finance, LLC 6.750%, 07/01/13	156,210
		Chesapeake Energy Corp.
176,000		6.875%, 01/15/16	151,800
101,000		7.500%, 06/15/14	91,910
50,000		Dresser-Rand Group, Inc. 7.375%, 11/01/14	41,250
76,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	59,660
176,000		Mariner Energy, Inc. 8.000%, 05/15/17	113,520
126,000		Petrohawk Energy Corp. 7.125%, 04/01/12	110,250
126,000		Superior Energy Services, Inc. 6.875%, 06/01/14	102,060
50,000		Valero Energy Corp. 7.500%, 06/15/15	47,292
163,000		Whiting Petroleum Corp. 7.250%, 05/01/12	139,365
504,000		Williams Companies, Inc. 7.750%, 06/15/31	419,314

			1,432,631

		Financials (0.2%)
1,083,000		Ford Motor Credit Company, LLC 9.875%, 08/10/11	823,080
		Leucadia National Corp.
419,000		8.125%, 09/15/15	341,485
277,000		7.000%, 08/15/13	234,065
453,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	126,840
265,000		Senior Housing Properties Trust~ 8.625%, 01/15/12	234,525

			1,759,995

		Health Care (0.1%)
126,000		Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	115,290
328,000		Community Health Systems, Inc. 8.875%, 07/15/15	317,340
55,000		DaVita, Inc. 7.250%, 03/15/15	53,350
126,000		HCA, Inc. 9.125%, 11/15/14	121,275
277,000		Psychiatric Solutions, Inc. 7.750%, 07/15/15	228,525

			835,780

See accompanying Notes to Schedule of Investments

Calamos Strategic Total Return Fund
 SCHEDULE OF INVESTMENTS JANUARY 31, 2009 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

	Industrials (0.1%)
76,000	BE Aerospace, Inc. 8.500%, 07/01/18	$71,630
57,000	Belden, Inc. 7.000%, 03/15/17	43,605
25,000	FTI Consulting, Inc. 7.625%, 06/15/13	24,250
126,000	Gardner Denver, Inc. 8.000%, 05/01/13	111,667
114,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	68,400
87,000	SPX Corp.* 7.625%, 12/15/14	80,149
50,000	Terex Corp. 8.000%, 11/15/17	41,750
145,000	Trinity Industries, Inc. 6.500%, 03/15/14	122,525
126,000	Wesco Distribution, Inc. 7.500%, 10/15/17	88,830
126,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	114,660

		767,466

	Information Technology (0.1%)
309,000	Advanced Micro Devices, Inc. 7.750%, 11/01/12	102,742
	Amkor Technology, Inc.
403,000	9.250%, 06/01/16	225,680
29,000	7.750%, 05/15/13	16,929
214,000	Celestica, Inc. 7.875%, 07/01/11	203,300
164,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	36,900
101,000	Jabil Circuit, Inc. 8.250%, 03/15/18	77,770
183,000	Lender Processing Services, Inc. 8.125%, 07/01/16	174,765
249,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	209,160

		1,047,246

	Materials (0.1%)
76,000	Century Aluminum Company 7.500%, 08/15/14	42,940
76,000	P.H. Glatfelter Company 7.125%, 05/01/16	64,410
	Union Carbide Corp.
276,000	7.875%, 04/01/23	219,137
218,000	7.500%, 06/01/25	163,235
185,000	Westlake Chemical Corp. 6.625%, 01/15/16	98,975

		588,697

	Telecommunication Services (0.1%)
446,000	Frontier Communications Corp. 9.000%, 08/15/31	334,500
453,000	Leap Wireless International, Inc. 9.375%, 11/01/14	414,495
366,000	Qwest Communications International, Inc. 7.750%, 02/15/31	254,370
126,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	71,505
227,000	Windstream Corp. 8.625%, 08/01/16	224,730

		1,299,600

	Utilities (0.0%)
353,000	Energy Future Holdings Corp. 10.500%, 11/01/15	262,985

	TOTAL CORPORATE BONDS	11,917,558

NUMBER OF
CONTRACTS		VALUE

Purchased Options (0.2%)#
	Consumer Discretionary (0.1%)
	Nike, Inc. - Class B
1,470	Call, 01/16/10, Strike $60.00	470,400
1,350	Call, 01/16/10, Strike $70.00	205,875

		676,275

	Consumer Staples (0.0%)
2,400	Walgreen Company Call, 01/16/10, Strike $32.50	438,000

	Energy (0.0%)
500	Transocean, Ltd. Call, 01/16/10, Strike $160.00	8,750

	Health Care (0.1%)
1,580	Gilead Sciences, Inc. Call, 01/16/10, Strike $55.00	948,000

	Information Technology (0.0%)
190	Apple, Inc. Call, 01/16/10, Strike $170.00	31,920

	TOTAL PURCHASED OPTIONS	2,102,945

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $24,876,303)	14,020,503

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (17.1%)
	Consumer Discretionary (1.0%)
20,000	Stanley Works‡ 5.125%	11,330,000

See accompanying Notes to Schedule of Investments

Calamos Strategic Total Return Fund
 SCHEDULE OF INVESTMENTS JANUARY 31, 2009 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Consumer Staples (2.7%)
470,000		Archer Daniels Midland Company 6.250%	$16,948,200
30,000		Bunge, Ltd. 5.125%	12,900,000

			29,848,200

		Financials (4.7%)
425,000		American International Group, Inc. 8.500%	3,825,000
43,000		Bank of America Corp. 7.250%	22,575,000
542,900		Citigroup, Inc. 6.500%	8,279,225
925,000		MetLife, Inc. 6.375%	7,649,750
14,000		SLM Corp. 7.250%	8,354,500

			50,683,475

		Health Care (5.0%)
225	EUR	Bayer, AG 6.625%	15,830,544
220,000		Schering-Plough Corp. 6.000%	38,282,200

			54,112,744

		Industrials (0.9%)
320,000		Avery Dennison Corp. 7.875%	9,280,000

		Materials (2.8%)
390,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	18,174,000
2,000	CHF	Givaudan, SA 5.375%	12,154,747

			30,328,747

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $368,758,085)	185,583,166

COMMON STOCKS (71.6%)
		Consumer Discretionary (5.2%)
227,527		Amazon.com, Inc.#≠	13,383,138
800,000		Carnival Corp. #≠	14,552,000
300,000		CBS Corp.≠	1,716,000
400,000		Harley-Davidson, Inc.≠	4,872,000
1,086,217		Walt Disney Company≠	22,462,968

			56,986,106

		Consumer Staples (7.1%)
1,275,000		Coca-Cola Company≠	54,468,000
250,000		Kimberly-Clark Corp.≠	12,867,500
450,000		Sysco Corp.≠	10,030,500

			77,366,000

		Energy (12.6%)
700,000		BP, PLC≠	29,729,000
665,000		Chevron Corp.≠	46,895,800
775,000		ConocoPhillips≠	36,835,750
875,000		Marathon Oil Corp.≠	23,826,250

			137,286,800

		Financials (3.6%)
500,000		Bank of America Corp.≠	3,290,000
1,372,000		Citigroup, Inc.≠	4,870,600
1,050,000		JPMorgan Chase & Company≠	26,785,500
158,074		Lincoln National Corp.≠	2,391,660
71,676		Wells Fargo & Company≠	1,354,676

			38,692,436

		Health Care (17.9%)
1,375,000		Bristol-Myers Squibb Company≠	29,438,750
300,000		Eli Lilly and Company≠	11,046,000
975,000		Johnson & Johnson≠	56,247,750
1,755,000		Merck & Company, Inc.≠	50,105,250
3,300,000		Pfizer, Inc.≠	48,114,000

			194,951,750

		Industrials (9.4%)
680,000		Boeing Company≠	28,770,800
3,135,000		General Electric Company≠	38,027,550
480,000		Honeywell International, Inc.≠	15,748,800
450,000		Masco Corp.	3,519,000
335,000		United Technologies Corp.≠	16,076,650

			102,142,800

		Information Technology (9.9%)
600,000		eBay, Inc.#≠	7,212,000
1,787,000		Intel Corp.≠	23,052,300
1,625,000		Microsoft Corp.≠	27,787,500
300,000		Nintendo Company, Ltd.≠	10,920,000
2,200,000		Nokia Corp.≠	26,994,000
325,000		QUALCOMM, Inc.≠	11,228,750

			107,194,550

		Materials (0.4%)
400,000		Dow Chemical Company≠	4,636,000

		Telecommunication Services (5.5%)
1,225,000		AT&T Inc.≠	30,159,500
450,000	EUR	France Telecom, AG≠	10,084,074
639,000		Verizon Communications, Inc.≠	19,086,930

			59,330,504

		TOTAL COMMON STOCKS (Cost $1,377,880,978)	778,586,946

See accompanying Notes to Schedule of Investments

Calamos Strategic Total Return Fund
 SCHEDULE OF INVESTMENTS JANUARY 31, 2009 (UNAUDITED)

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (1.3%)
13,983,145	Calamos Government Money Market Fund - Class I Shares Ω (Cost $13,983,145)	$13,983,145

TOTAL INVESTMENTS (150.2%) (Cost $2,702,514,866)		1,632,748,942

LIABILITIES, LESS OTHER ASSETS (-31.8%)		(346,031,517)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-18.4%)		(200,022,721)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$1,086,694,704

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-0.6%)#
	Financials (-0.6%)
	SPDR Trust Series 1
8,498	Call, 03/21/09, Strike $94.00	(645,848)
7,500	Call, 03/21/09, Strike $95.00	(465,000)
7,500	Call, 03/21/09, Strike $90.00	(1,297,500)
5,000	Call, 06/20/09, Strike $96.00	(1,155,000)
5,000	Call, 03/21/09, Strike $93.00	(485,000)
5,000	Call, 04/18/09, Strike $91.00	(1,117,500)
3,750	Call, 06/20/09, Strike $95.00	(967,500)

		(6,133,348)

	TOTAL WRITTEN OPTIONS
	(Premium $20,101,400)	(6,133,348)

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at January 31, 2009.
**	On December 1, 2008, Pilgrim’s Pride Corp. filed for bankruptcy protection.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At January 31, 2009, there were no 144A securities that could not be exchanged to the registered form.
≠	Security, or portion of security, is held in a segregated account as collateral for loans aggregating a total value of $863,893,546.
~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total value of $71,561,438.
Δ	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
#	Non-income producing security.
Ω	Investment in an affiliated fund. During the period from November 1, 2008, through January 31, 2009, the fund had net purchases of $10,944,015 and received $47,145 in dividend payments from the affiliated fund. As of October 31,2008, the fund had holdings of $3,039,130 in the affiliated fund.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAP
	Fixed Rate	Floating Rate			Unrealized
	(Fund	(Fund	Termination	Notional	Appreciation/
Counterparty	Pays)	Receives)	Date	Amount	(Depreciation)

Citibank, N.A	4.34% monthly	1 month LIBOR	6/4/2009	$200,000,000	$(2,832,706)

See accompanying Notes to Schedule of Investments

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the board of trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of January 31,2009. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes, recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the securities underlying the written option.

NOTE 2 – INVESTMENTS

The following information is presented on a federal income tax basis as of January 31, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.

The cost basis of investments for federal income tax purposes at January 31, 2009 was as follows:

Cost basis of investments	$2,718,565,607

Gross unrealized appreciation	2,757,520
Gross unrealized depreciation	(1,088,574,185)

Net unrealized appreciation (depreciation)	$(1,085,816,665)

NOTE 3 – FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at January 31, 2009.

NOTE 4 – PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the board of trustees. The 8,000 shares of Preferred Shares outstanding consist of seven series, 1,304 shares of M, 1,304 shares of TU, 1,304 shares of W, 1,304 shares of TH, 1,304 shares of F, 740 shares of A, and 740 shares of B. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

NOTE 5 –  BORROWINGS

The Fund has entered into a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. (as successor to bank of America N.A.) that allows the Fund to borrow up to an initial limit of $1,080,000. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at a quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. The Fund also paid a one time Arrangement fee of .25% of the total borrowing limit. The Arrangement fee for the period ended January 31, 2009 totaled $680,548 and is included in Other expenses in the Statement of Operations. For the period ended January 31, 2009, the average borrowings under the Agreement and the average interest rate were $379,586,957 and 2.72%, respectively. As of January 31,2009, the amount of such outstanding borrowings is $359,000,000. The interest rate applicable to the borrowings on January 31, 2008 was 2.13%.

In addition BNP Paribas Prime Brokerage, Inc (“BNP”) has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the fund no later than three business days after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy-in costs that the executing broker may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such hypothecated securities against any amounts owed to BNP under the Committed Facility Agreement.

NOTE 6 – INTEREST RATE TRANSACTIONS

The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

If the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in addition to redeeming all or some of the Preferred Shares.

As of January 31, 2009, the Fund had one outstanding swap agreement as listed on the Schedule of Investments.

NOTE 7 – SECURITIES LENDING

The Fund may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The fund records the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

NOTE 8 – SYNTHETIC CONVERTIBLE INSTRUMENTS

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 9 – STRUCTURED EQUITY LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statement of Operations.

NOTE 10 – VALUATIONS

Effective November 1, 2008, the Fund has adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

The Portfolio segregates its holdings into three levels based upon the inputs used to derive the fair value. “Level 1” holdings use inputs from unadjusted quoted prices from active markets. “Level 2” holdings reflect inputs other than quoted prices, but use observable market data. “Level 3” holdings are valued using unobservable inputs. These unobservable inputs for Level 3 holdings reflect the Portfolio’s assumptions about the factors market participants would consider in pricing the asset.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at fair value:

Asset Valuation Inputs

		Fair Value Measurements
		Quoted Prices	Significant
		in Active	Other	Significant
	Value as of	Markets for	Observable	Unobservable
	January 31,	Identical Holdings	Inputs	Inputs
Description	2009	(Level 1)	(Level 2)	(Level 3)
Investments	$1,630,645,997	$885,792,392	$744,853,605	$0
Other Financial Instruments*	2,102,945	2,102,945	0	0

Total	$1,632,748,942	$887,895,337	$744,853,605	$0

Liability Valuation Inputs

		Fair Value Measurements
		Quoted Prices	Significant
		in Active	Other	Significant
	Value as of	Markets for	Observable	Unobservable
	January 31,	Identical Holdings	Inputs	Inputs
Description	2009	(Level 1)	(Level 2)	(Level 3)
Investments	$0	$0	$0	$0
Other Financial Instruments*	(8,966,054)	(6,133,348)	(2,832,706)	0

Total	$(8,966,054)	$(6,133,348)	$(2,832,706)	$0

* Other Financial Instruments may include forwards, swaps, and options.

ITEM 2. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 3. EXHIBITS.
(a)	Certification of Principal Executive Officer.

(b)	Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 20, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 20, 2009

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	March 20, 2009